Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 19, 2012 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement dated as of August 17, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the Lenders party hereto are willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

1. Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Borrowers, the other Loan Parties, the Lenders, and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as follows:

(a) Clause (c) of the definition of “Eligible Accounts” is hereby amended by inserting the phrase “(or, solely in the case of Accounts owing by Lidl UK Gmbh, 77 days)” immediately after the phrase “with respect to which the scheduled due date is more than 60 days”.

(b) The definition of “Swap Agreement” is hereby amended by inserting the phrase “(i) the purchase of any commodity (including, without limitation, resin) used or consumed in the ordinary course of the Company’s business, in each case by any Loan Party from any Lender or any Affiliate of a Lender, (A) in the case of Chase or any of its Affiliates, without any further action on the part of any Person and (B) in the case of any other Lender or any of its Affiliates, upon delivery to the Administrative Agent of a notice signed by the applicable Lender or its Affiliate and the Borrower Representative designating the obligations under such agreement as Secured Obligations entitled to the benefits of the Collateral Documents and (ii)” immediately after the phrase “means any agreement with respect to”.

(c) Section 6.09(a)(iv) of the Credit Agreement is hereby amended by replacing the reference to “5,000,000” contained therein with a reference to “50,000,000”.

2. Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 1 Effective Date”) on which each of the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent and the Required Lenders.

(b) To the extent not previously delivered, the Administrative Agent shall have received a copy of the resolutions of each Loan Party authorizing this Amendment.

(c) The representations and warranties set forth in each of the Loan Documents and in Section 3 hereof shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(d) At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

(e) At the time of and immediately after giving effect to this Amendment, Aggregate Availability is not less than zero.

(f) The amendments contemplated by this Amendment are permitted pursuant to each of the 2009 Indenture and the 2010 Indenture.

(g) The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a duly authorized officer of each Borrower, certifying as to the items in clauses (c) through (f) above, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

(h) The payment by Borrowers of all expenses required to be paid or reimbursed by the Borrowers pursuant to the Credit Agreement or Section 5 hereof in connection with this Amendment.

3. Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the date hereof as follows:

(a) Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

(b) This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

(c) This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan

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Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

(e) Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

(f) Each Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default has occurred and is continuing.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment pursuant to Section 2 above, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Except as specifically amended or modified by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. All costs and expenses in connection with this Amendment are due on or prior to the effective date of this Amendment.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

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7. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image scan transmission (including via e-mail) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

10. Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

11. Reaffirmation of Liens and Guarantees.

(a) Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect (except to the extent expressly amended hereby) and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.

(b) Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in the Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents to which it is a party, and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations and Secured Liabilities, as applicable, purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment). Without limiting or qualifying the foregoing, each party acknowledges that the definition of “Secured Liabilities” in each Collateral Document, as applicable, includes the Secured Obligations (including any amount payable under the Credit Agreement as amended by this Amendment).

(c) Reaffirmation of Guarantees. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement, Section 2.2 of the UK Security Agreement, and Section 2.2 of that certain Mortgage Over Shares, dated August 17, 2010, between Cott Beverages, Inc. and JPMorgan Chase Bank, N.A., London Branch, as security trustee.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CLIFFSTAR LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES LIMITED

By	/s/ Greg Leiter
	Name:	Greg Leiter
	Title:	Director

Signature page to Amendment No. 1 to

Credit Agreement

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

967979 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

804340 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

2011438 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Greg Leiter
	Name:	Greg Leiter
	Title:	Director

Signature page to Amendment No. 1 to

Credit Agreement

COTT LIMITED

	By	/s/ Greg Leiter
		Name:	Greg Leiter
		Title:	Director

COTT EUROPE TRADING LIMITED

	By	/s/ Greg Leiter
		Name:	Greg Leiter
		Title:	Director

COTT PRIVATE LABEL LIMITED

	By	/s/ Greg Leiter
		Name:	Greg Leiter
		Title:	Director

COTT NELSON (HOLDINGS) LIMITED

	By	/s/ Greg Leiter
		Name:	Greg Leiter
		Title:	Director

COTT (NELSON) LIMITED

	By	/s/ Greg Leiter
		Name:	Greg Leiter
		Title:	Director

COTT USA FINANCE LLC

By	/s/ Fiona Meadows
Name: Fiona Meadows
Title: Authorized Representative

Signature page to Amendment No. 1 to

Credit Agreement

COTT HOLDINGS INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

INTERIM BCB, LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT VENDING INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT INVESTMENT, L.L.C.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT USA CORP.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 1 to

Credit Agreement

COTT U.S. HOLDINGS LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT U.S. ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

STAR REAL PROPERTY LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CAROLINE LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 1 to

Credit Agreement

COTT UK ACQUISITION LIMITED

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT ACQUISITION LIMITED

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT LUXEMBOURG S.A.R.L.

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Class A Manager

By:	/s/ Luc Sunnen
	Name:	Luc Sunnen
	Title:	Class B Manager

Signature page to Amendment No. 1 to

Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By	/s/ David J. Waugh
	Name:	David J. Waugh
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Lender

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

Signature page to Amendment No. 1 to

Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

Signature page to Amendment No. 1 to

Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Andrew A. Doherty
Name: Andrew A. Doherty
Title: Senior Vice President

Signature page to Amendment No. 1 to

Credit Agreement

BANK OF AMERICA, N.A., CANADA BRANCH,
as a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Signature page to Amendment No. 1 to

Credit Agreement

DEUTSCHE BANK AG, CANADA BRANCH,
as a Lender

By:	/s/ David Gynn
Name: David Gynn
Title: Chief Financial Officer

By:	/s/ Marcellus Leung
Name: Marcellus Leung
Title: Assistant Vice President

Signature page to Amendment No. 1 to

Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Carin Keegan
Name: Carin Keegan
Title: Director

By:	/s/ Erin Morrisey
Name: Erin Morrisey
Title: Director

Signature page to Amendment No. 1 to

Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:	/s/ David Hill
Name: David Hill
Title: Vice President

Signature page to Amendment No. 1 to

Credit Agreement

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA,
as a Lender

By:	/s/ Domenic Cosentino
Name: Domenic Cosentino
Title: Vice President

Signature page to Amendment No. 1 to

Credit Agreement

WELLS FARGO BANK, N.A. (LONDON BRANCH),

By:	/s/ David Hill
Name: David Hill
Title: Vice President

Signature page to Amendment No. 1 to

Credit Agreement